UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 2, 2008

EARTHWORKS ENTERTAINMENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15599	22-2442288
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16801 Addison Road, Suite 310, Addison, TX 75001
(Address of principal executive offices)

(214) 866-0606
Registrant's Telephone Number

6467 Zuma View Place, Suite 160, Malibu, CA 90265
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

9  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
9  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
      9  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
      9  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On July 2, 2008 the Registrant’s Board of Directors removed Paul Ghera from his position as a member of the Board of Directors.  Previously, Mr. Ghera had resigned from his position as the Registrant’s Chief Executive Officer.

The Board then elected Steven Humphries to fill the vacancy on the Board.  The Board of Directors, which now consists of Peter Keefe and Steven Humphries, then elected Steven Humphries to serve as the Registrant’s Chief Executive Officer and elected David Wange to serve as the Registrant’s Chief Financial Officer.   Information regarding Mr. Humphries and Mr. Wange follows.

Steven Humphries.  Since 2002 Mr. Humphries has been employed as the Chief Executive Officer of Humphries Marketing, an advertising agency serving the automobile industry, which is owned by Mr. Humphries.  Since 2006 Mr. Humphries has also been employed as Chief Executive Officer and as a member of the Board of Directors of Dealer Advance, Inc., which markets customer relationship management software to the automotive industry.  The common stock of Dealer Advance, Inc. (DLAV) is listed on the OTC Bulletin Board.  1998 Mr. Humphries co-founded the first Spanish Music Video network (MasMusica TeVe) and served as its Chief Operating Officer until 2003, when the company was sold to Viacom.   Mr. Humphries also served in executive positions with Spanish Broadcasting System and Hispanic Broadcasting Corporation.  Humphries is considered a pioneer in Spanish broadcasting, having developed, consulted and managed some the most successful Spanish stations in the USA, including KXTN-San Antonio, KLAX-Los Angeles, WLEY-Chicago, KLVE-Los Angeles, WSKQ-New York.  Mr. Humphries has been engaged as a management consultant to Earthworks since April 2008.  He is 55 years old.

David Lawrence Wange.  Mr. Wange is a certified public accountant in the State of Texas.  Since 2007 Mr. Wange has been employed as Chief Financial Officer of Dealer Advance, Inc., which markets customer relationship software to the automotive industry.  The common stock of Dealer Advance, Inc. (DLAV) is listed on the OTC Bulletin Board.  From 2003 to 2007 Mr. Wange was employed as a consultant, primarily in matters of finance and accounting:  from 2003 to 2005 as an account executive with RHMR and from 2005 to 2007 in a self-employed capacity.  From 1996 to 2003 Mr. Wange was employed by AEFA, which offered financial planning services to businesses.  Mr. Wange is Treasurer and a member of the Board of Directors of Dallas Life, Inc. d/b/a Dallas Pregnancy Resource Center, a non-profit organization located in Dallas Texas.  In 1983 Mr. Wange was awarded a B.S. with a concentration in Economics by Texas A&M University.  In 1987 he was awarded an M.S. in Accounting by the University of Texas at Dallas.  In 1996 he was awarded an M.A. in Biblical Studies by the Dallas Theological Seminary.  Mr. Wange is 48 years old.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHWORKS ENTERTAINMENT, INC.

Dated: July 7, 2008	By:	/s/ Steven Humphries
Steven Humphries
Chief Executive Officer